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                                                                    Exhibit 10.1

                               VOTING AGREEMENT

          VOTING AGREEMENT, dated as of March 12, 2000 (the "Agreement"), by and among CoreComm Limited, a Bermuda corporation ("Parent"), and the Persons listed on Schedule A hereto (each, a "Shareholder" and, collectively, the "Shareholders").

          WHEREAS, Voyager.net, Inc., a Delaware corporation (the "Company"), and Parent propose to enter into an Agreement and Plan of Merger in the form attached hereto as Exhibit A (as amended, the "Merger Agreement"), which provides for, among other things, the merger of a wholly owned subsidiary of Parent with and into the Company (the "Merger");

          WHEREAS, as of the date hereof, the Shareholders are holders of record or Beneficially Own (as defined herein) shares of common stock, par value $.01 per share ("Company Common Stock"), of the Company; and

          WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has required that each Shareholder agree, and in order to induce Parent to enter into the Merger Agreement, each Shareholder has agreed, to enter into this Agreement with respect to all of the shares of Company Common Stock now held of record or Beneficially Owned and which may hereafter be acquired by such Shareholder (collectively, the "Shares").

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

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                                   ARTICLE I

                              CERTAIN DEFINITIONS

          Section 1.1    General.  Capitalized terms used and not defined herein
                         -------
have the respective meanings ascribed to them in the Merger Agreement.

          Section 1.2    Beneficial Ownership.  For purposes of this Agreement,
                         --------------------
"Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Shareholder shall include securities Beneficially Owned by all other Persons (as defined in the Merger Agreement) with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act other than parties to this Agreement.

                                   ARTICLE II

          Section 2.1    Voting Agreement.  Each of the Shareholders hereby
                         ----------------
irrevocably and unconditionally agrees that during the term of this Agreement as specified in Section 5.1, at any meeting of the shareholders of the Company, however called, and in any action by consent of the shareholders of the Company, each of the Shareholders shall vote (or cause to be voted) the Shares held of record (to the extent such Person also has the right to vote such Shares) or Beneficially Owned (to the extent such Person also has the right to vote such Shares) by such Shareholder:

          (a) in favor of the Merger, the Merger Agreement (provided that the Merger Agreement shall not have been amended in a manner materially adverse to the interests

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of the Shareholders thereunder) and the transactions contemplated by the Merger
Agreement. Each of the Shareholders acknowledges receipt and review of a copy of the Merger Agreement.

          (b) against any Business Combination (as defined below) other than the Merger. For purposes of this Agreement, "Business Combination" shall mean, whether effected in one transaction or a series of transactions, or (a) any merger, consolidation, reorganization or other business combination pursuant to which the business of the Company is combined with that of one or more Persons including, without limitation, any joint venture, in violation of the Merger Agreement, or (b) the acquisition, directly or indirectly, by another Person of all or a substantial portion of the assets of, or of any right to all or a substantial portion of the revenues or income of, the Company by way of a negotiated purchase, lease, license, exchange, joint venture or other means, in violation of the Merger Agreement, or (c) the acquisition, directly or indirectly, by another Person of control of the Company through a proxy contest or otherwise, in violation of the Merger Agreement, or (d) the acquisition, directly or indirectly, by another Person of Voting Securities representing more than 15% of the Total Voting Power of the Company.

          Section 2.2    Grant of Irrevocable Proxy.  In furtherance and not in
                         --------------------------
limitation of the foregoing, each Shareholder hereby grants to, and appoints, the Parent and each of Barclay Knapp and Richard Lubasch in their respective capacities as officers of the Parent, and any individual who shall hereafter succeed any such officer of the Parent, and any other designee of the Parent, each of them individually, its irrevocable proxy and attorney-in-fact (with full power of substitution and resubstitution) to vote the Shares as indicated in this Article II. Each Shareholder intends this proxy to be irrevocable and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy.

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          Section 2.3    The Terms "Total Voting Power" and "Voting Securities".
                         ------------------------------------------------------
The term "Total Voting Power," as used in this Agreement, shall mean the aggregate voting power of all Voting Securities outstanding at the time of any determination which at such time have ordinary voting power to vote in the election of directors of the Company. For the purposes of this Agreement, "Voting Securities" means all securities of the Company, or any successor to the Company, entitling the holder thereof to vote as a shareholder for any purpose or under any circumstance or any securities convertible into or exchangeable for under any circumstance such securities or any rights, warrants or options to acquire (through purchase, exchange, conversion or otherwise) any such securities under any circumstance.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

          Each of the Shareholders hereby represents and warrants, severally and not jointly, to Parent as follows:

          Section 3.1    Authority Relative to this Agreement.  Such Shareholder
                         ------------------------------------
has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Where such Shareholder is a corporation, limited liability company, partnership or other entity, the execution and delivery of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby have been duly and validly authorized by the board of directors or other governing body of such Shareholder, and no other proceedings on the part of such Shareholder are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes

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a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally or by general principles governing the availability of equitable remedies.

          Section 3.2    No Conflict.
                         -----------
          (a) The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder shall not,
(i) where such Shareholder is a corporation, limited liability company, partnership or other entity, conflict with or violate the organizational documents of such Shareholder, (ii) conflict with or violate any agreement, arrangement, law, rule, regulation, order, judgment or decree to which such Shareholder is a party or by which such Shareholder (or the Shares held of record or Beneficially Owned by such Shareholder) is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares held of record or Beneficially Owned by such Shareholder pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder (or the Shares held of record or Beneficially Owned by such Shareholder) is bound or affected, except, in the case of clauses (ii) and (iii) of this Section 3.2(a), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by such Shareholder of its obligations under this Agreement.

          (b) The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder shall not, require any

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consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Shareholder of its obligations under this Agreement.

          Section 3.3    Title to the Shares.  As of the date hereof, such
                         -------------------
Shareholder is the record or Beneficial Owner of the number of Shares listed opposite the name of such Shareholder on Schedule A hereto. The Shares listed opposite the name of such Shareholder on Schedule A hereto are all the securities of the Company either held of record or Beneficially Owned by such Shareholder. Such Shareholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares held of record or Beneficially Owned by such Shareholder. Each Shareholder has the right to vote or cause to be voted each of the Shares listed opposite the name of such Shareholder on Schedule A hereto and such Shares are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Shareholder's voting rights, charges and other encumbrances of any nature whatsoever.

                                   ARTICLE IV

                         COVENANTS OF THE SHAREHOLDERS

          Section 4.1    No Inconsistent Agreement or Action.  Each of the
                         -----------------------------------
Shareholders hereby covenants and agrees that such Shareholder shall not, or permit any Person under such Shareholder's control to, enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares held of record or Beneficially Owned by such Shareholder or form any "group" for purposes of the Exchange Act or the rules promulgated thereunder. No Shareholder

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shall (i) solicit, initiate, encourage (including by way of furnishing information or assistance) or take any other action to facilitate, any inquiry or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Acquisition Proposals (as defined in the Merger Agreement) or agree to or endorse any Acquisition Proposal, (ii) propose, enter into or participate in any discussions or negotiations regarding any of the foregoing,
(iii) furnish to any other Person any information with respect to the Company's business, properties or assets or (iv) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek any of the foregoing, provided, without limiting any of the obligations of any Shareholder under this Agreement in his capacity as a shareholder of the Company, any Shareholder acting solely in his capacity as a director of the Company may take any of the actions that are expressly permitted by Section 7.1 of Merger Agreement.

          Section 4.2    Transfer of Title.  Each of the Shareholders hereby
                         -----------------
covenants and agrees that such Shareholder shall not (i) tender any Shares, (ii) sell, assign or transfer record or Beneficial Ownership of any of the Shares, or
(iii) pledge, hypothecate or otherwise dispose of any Shares.

          Section 4.3    Stockholders Agreement.  Each of the Shareholders
                         ----------------------
hereby covenants and agrees that each Shareholder that will hold 7.5% or more of the issued and outstanding shares of common stock of Parent upon consummation of the Merger shall enter into the Stockholders Agreement substantially in the form of Exhibit C attached to the Merger Agreement at the closing of the Merger. For purposes hereof, ownership of Common Stock shall include record ownership of such securities as well as beneficial ownership thereof within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

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                                   ARTICLE V

                                 MISCELLANEOUS

          Section 5.1    Termination.  This Agreement shall be effective as of
                         -----------
the date of this Agreement and shall terminate upon the earliest to occur of:

     (i)  the closing of the transactions contemplated by the Merger Agreement;

     (ii) the date the Merger Agreement is terminated, if such termination is by the Company pursuant to Section 10.1(h) of the Merger Agreement;

     (iii) the date the Merger Agreement is terminated, if such termination is by mutual consent pursuant to Section 10.1(a) of the Merger Agreement;

     (iv) the date the Merger Agreement is terminated, if such termination is by either Parent or the Company pursuant to Section 10.1(b)(ii) of the Merger Agreement;

     (v) the date the Merger Agreement is terminated, if such termination is by the Company pursuant to Section 10.1(f);

     (vi) the date the Merger Agreement is terminated, if such termination is by the Company pursuant to Section 10.1(i);

     (vii) the date the Merger Agreement is terminated, if such termination is by either Parent or the Company pursuant to Section 10.1(b)(i) of the Merger Agreement due to the failure to obtain the required approval of the stockholders of Parent, which approval is required to be obtained under
     Section 9.1(a) of the Merger Agreement; and

     (viii) 180 days after the date the Merger Agreement is terminated in accordance with its terms, other than as set forth in clauses (ii) through
     (vii) inclusive, above.

          Section 5.2    Additional Shares.  If, after the date hereof, a
                         -----------------
Shareholder acquires the right to vote any additional shares of Company Common Stock (any such shares shall be

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referred to herein as "Additional Shares"), including, without limitation, upon exercise of any option, warrant or right to acquire shares of Company Common Stock or through any stock dividend or stock split, the provisions of this Agreement applicable to the Shares shall be applicable to such Additional Shares as if such Additional Shares had been Shares as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any Person immediately upon the acquisition by a Shareholder of record or Beneficial Ownership of such Additional Shares.

          Section 5.3    Specific Performance.  The parties hereto agree that
                         --------------------
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          Section 5.4    Entire Agreement.  This Agreement constitutes the
                         ----------------
entire agreement between Parent and the Shareholders with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Parent and the Shareholders with respect to the subject matter hereof.

          Section 5.5    Amendment and Waiver.  No alteration, waiver, amendment
                         --------------------
or supplement of this Agreement shall be binding or effective unless the same is set forth in an instrument in writing signed by the parties hereto. The waiver or failure to insist upon strict compliance with any condition or provision hereof shall not operate as a waiver of, or estoppel with respect to, any subsequent or other waiver or failure.

          Section 5.6    Severability.  If any term or other provision of this
                         ------------
Agreement is held to be invalid, illegal or unenforceable, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this

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Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereby shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated.

          Section 5.7    Governing Law.  This Agreement shall be governed by and
                         -------------
construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

          Section 5.8    Waiver of Jury Trial.  Parent and each Shareholder
                         --------------------
hereby irrevocably waives, to the fullest extent permitted by law, all rights to trial by Jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

          Section 5.9    Counterparts.  This Agreement may be executed in one or
                         ------------
more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, each of the Shareholders and Parent have caused this Agreement to be duly executed as of the date first written above.

                              CORECOMM LIMITED


                              By:  /s/ Richard S. Lubasch
                                   ------------------------------------------
                                   Name:   Richard J. Lubasch
                                   Title:  Senior Vice President, General
                                           Counsel and Secretary


                              THE SHAREHOLDERS

                              MEDIA/COMMUNICATIONS
                              PARTNERS II LIMITED PARTNERSHIP

                              By: M/CP II Limited Partnership,
                                    its general partner
                              By: M/CP II General Partner-H, Inc.,
                                    a general partner


                              By:  /s/ John G. Hayes
                                   ------------------------------------------
                                   Name:   John G. Hayes
                                   Title:  President

                              MEDIA/COMMUNICATIONS INVESTORS
                              LIMITED PARTNERSHIP


                              By:  /s/ John G. Hayes
                                   ------------------------------------------
                                   Name:   John G. Hayes
                                   Title:  Attorney-in-fact

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                              APACHE HOLDINGS II LIMITED
                              PARTNERSHIP



                              By:  /s/ Glenn R. Friedly
                                   --------------------------------------
                                   Name:   Glenn R. Friedly
                                   Title:  Managing General Partner


                              APACHE HOLDINGS LIMITED
                              PARTNERSHIP



                              By:  /s/ Glenn R. Friedly
                                   --------------------------------------
                                   Name:   Glenn R. Friedly
                                   Title:  Managing General Partner


                              /s/ Glenn R. Friedly
                              -------------------------------------------
                              Glenn R. Friedly


                              /s/ Christopher P. Torto
                              -------------------------------------------
                              Christopher P. Torto

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